===============================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 1, 2008


                          NORQUEST ACQUISITION CORP.
              __________________________________________________
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                  DELAWARE                               000-53129
       _______________________________             _____________________
       (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NO.)
        INCORPORATION OR ORGANIZATION)


                          C/O WILLIAM TAY, PRESIDENT
              305 MADISON AVENUE, SUITE 1166, NEW YORK, NY 10165
              __________________________________________________
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 917-591-2648
                           _________________________
                           (ISSUER TELEPHONE NUMBER)


                                Not Applicable.
         ____________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


                          FORWARD LOOKING STATEMENTS

       This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

===============================================================================

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

-------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       On or before June 10, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated June 1, 2008 (the "Agreement"), Philip
Wainwright (the "Purchaser"), will purchase 31,340,000 common shares of Norquest Acquisition Corp., a Delaware corporation (the "Company" or "Registrant") from William Tay, the sole shareholder, officer and director of the Company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

       Pursuant to the terms of a Share Purchase Agreement, Mr. Wainwright will purchase 31,340,000 shares of the Company's common stock from Mr. Tay, the sole shareholder, officer and director of the Company.

       The total of 31,340,000 shares represents 100% of the Company's issued and outstanding common stock.

       On or before June 10, 2008, Purchaser will pay a Final Payment of $53,955 in cash to Mr. Tay, for his shares.

       Immediately after the Closing, Mr. Wainwright will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended.

       As part of the acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on June 10, 2008 (the "Closing Date," as defined in the Agreement):

       o William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 10, 2008.

       o Philip Wainwright will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of June 10, 2008.

       o William Tay will then resign as a member of the Board of Directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       William Tay will resign as the Company's Director effective June 10, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

       William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 10, 2008.

       Philip Wainwright will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on June 10, 2008.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORQUEST ACQUISITION CORP.


By: /s/ William Tay
    ----------------------------------
    William Tay
    President and Director

Dated: June 4, 2008